UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 29, 2014

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NEWFIELD EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)
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Delaware	1-12534	72-1133047
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

4 Waterway Square Place, Suite 100
The Woodlands, Texas 77380
(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 210-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On July 29, 2014, Newfield Exploration Company (“Newfield”) issued a news release announcing its second quarter 2014 financial results. A copy of that press release is furnished herewith as Exhibit 99.1.

The information in Item 2.02 of this Current Report, including the exhibit attached hereto as Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 7.01  Regulation FD Disclosure

On July 29, 2014, Newfield issued its @NFX publication, which provides first quarter 2014 update of the Company’s operational highlights and complete hedging positions as of July 28, 2014.  A copy of the publication is furnished herewith as Exhibit 99.2.

Also on July 29, 2014, Newfield issued a news release announcing the signing of a $588 million purchase and sale agreement for its Granite Wash assets to Oklahoma City-based Templar Energy LLC (operating through Le Norman Operating LLC). The sale will have an effective date of July 1, 2014 and is expected to close in the third quarter of 2014.  A copy of the news release is furnished herewith as Exhibit 99.3.

The information in Item 7.01 of this Current Report, including the exhibits attached hereto as Exhibit 99.2 and 99.3, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits
	99.1	Second Quarter 2014 Financial Results issued by Newfield on July 29, 2014
	99.2	@ NFX Publication issued by Newfield on July 29, 2014
	99.3	News Release issued by Newfield on July 29, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY

Date: July 31, 2014	By:	/s/ John D. Marziotti
John D. Marziotti
General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description
99.1	Second Quarter 2014 Financial Results issued by Newfield on July 29, 2014
99.2	@ NFX Publication issued by Newfield on July 29, 2014
99.3	News Release issued by Newfield on July 29, 2014

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